Exhibit 99.1

1 DarioHealth Corp. Live Therapeutics for Better Life

Forward Looking Statements. This presentation of DarioHealth Corp. (the “Company”) and statements of our managemen t contain or may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. Words such as “seek,” “intend,” “believe,” “plan,” “estimate,” “expect,” “anticipate,” “will,” “would,” and other similar expressions all denote forward - looking statements within the meaning of the Act. Readers are cautioned that actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward - looking statements as a result of various risks, uncertainties and other factors. Factors that could cause or contribute to such differences include, but are not limited to, our compliance with regulatory requirements, the impact of current and any future competition, our current and future capital requirements and our ability to satisfy our capital needs through financing transactions or otherwise, our ability to manufacture, market and generate sales of our Dario™ diabetes management solution, as well as other factors and risks discussed in the Company’s filings (including the results of the company’s commercial and regulatory plans for Dario™) with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. In addition, readers are cautioned that any estimates, forecasts or projections contained in this presentation or as may be discussed by our management have been prepared by our management in good faith on a basis believed to be reasonable. However, such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to our future performance. Readers are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles.

DarioHealth: Who We Are

Digital Therapeutics Company (DTx) Revolutionizing the Way People Manage Chronic Conditions

- Founded: 2011
- Headquarters: NYC, Israel (80 Employees)
- Countries with Users: USA, Canada, UK, Germany, Italy, Australia
- Insurance Coverage: USA, Canada, UK, Australia
- LTM Revenue: $7.9M[1]
- LTM Billings: $9.2M[1][2]

DarioHealth: Transforming Chronic Condition/Disease Management From Traditional & Generic to Digital & Personal

Traditional →	Digital
Periodic data	Real-time streamed data
General statistics based treatment	Personalized performance based treatment
Independent factors - silo events	Dependency reaction of events
Driven by theories & independent professionals	Driven by personalized data & AI technology

1) Last twelve months as of 3/31/2019
2) See appendix for non-GAAP billings reconciliation

DarioHealth Corp

DarioHealth: Investment Highlights

Growing Industry, Well Positioned to Support Growth

Product Excellence	▪ **Highly popular product** in the market as testified by tens of thousands of users (4.9 on AppStore, NPS 77) ▪ Proven clinical outcomes show an **ROI of $165**[1][2] per user per month (proven by real data evidence of more than 38,000 users operating on the platform for more than a year)
Exciting Growth Opportunities	▪ **Proven business model** – Proven unit economy, high margin membership model proved by tens of thousand of users ▪ **Reduced risk** – Working product, working unit economics, proved channels, and recurring revenue model ▪ **4 years of consecutive sales growth (year ended December 31, 2015 - 2018)**
Actionable Data	▪ We intend to implement predictive analytics & AI (drives digital interventions, engagement and prevention) ▪ 100% data capture capabilities – drives lifetime value and clinical outcomes improvement ▪ **Significant growth opportunity**
Global Market Opportunity	▪ Chronic condition market – $2.9 Trillion[3] ▪ $20B overall investment in the digital health market in 2018 ▪ **Perfect market timing. Pioneering** digital therapeutics and the healthcare revolution of **performance-based healthcare**

1) "Reducing A1C Levels In Individuals with High-Risk Diabetes Using the Mobile Glucose Meter Technology" *ADA2017 114-LB*
2) "The Cost and Impact of Type 2 Diabetes: Policy Recommendations for a Growing Public Health Epidemic" Paul Keckley, Food Nutr J , Volume 2018; Issue 05
3) "Centers for Disease Control and Prevention (CDC) reports that 90 percent of the nation's annual 3.3 trillion in health care expenditures is spent on people with chronic and mental health conditions"

DarioHealth Corp

Diabetes is pervasive, costly, and often involves other chronic conditions. 90% of the nation’s $3.3 trillion in annual health care expenditure is for people with CHRONIC and mental health conditions $ 190 B Heart Disease & Stroke $140B Arthritis $174B Cancer $237B Diabetes $200B Alzheimer’s $131B Hypertension $15.5B Epilepsy $147B Obesity Source: Direct costs, CDC 2018 Annual Cost of Chronic Diseases in the USA

99.9% Annu al time spent on one’s own (5 waking hours or 0.1% of year) 0.1% Annual time spent in a healthcare setting (5 waking hours or 0.1% of year) Diabetes Management is Not Efficient and Filled with Hassles Source: Livongo Health Presentation (September 20, 2018); Diabetes Hands Foundation Current Approach to Diabetes Management is Not Working The Traditional Acute Care Model Does Not Fit a 24/7 Chronic Disease Like Diabetes Data is non - digital, disconnected, and a hassle to record People with diabetes must self manage without daily (or weekly) clinical support Healthcare providers are overwhelmed and under - resourced Limited data available for healthcare providers and payers alike

▪ Highly personalized application ▪ Real time alerts ▪ Digital interventions through the app ▪ Highly personalized – right message to the right person at the right time ▪ Believed to be the most advanced device in the market (Accuracy, Size of drop of blood) ▪ Plug directly into the smartphone (Android or iPhone) ▪ Real time coaching ▪ Both physical and digital coaching ▪ Enable providers to transfer their clinical programs into digital mode ▪ Moving chronic disease management into the 21 st century and beyond ▪ Actionable insights ▪ Data analytics ▪ Personalized experience Pocket Size Monitor Personalized Application Digital Coach Actionable Data Our Answer: The Dario Smart Diabetes Management Solution A New, Personalized, Digital Approach to Diabetes Management

▪ All - in - one smart glucose meter ▪ Essentially turns a smartphone into a glucometer ▪ Highly accurate (cleared post FDA 2016 guidance) ▪ Sync with Dario’s proprietary app to measure, record, and track blood glucose levels ▪ Allows 100% data capturing in real time including physical, nutrition, and medication ▪ Dario connected blood pressure ▪ Integrated into Dario Engage ▪ One integrated insight for people with diabetes MyDario – Mobile Medical Device Mobile, Real - Time, Cloud - Based Diabetes Management Solution

Dario Engage – How We Engage Patients in a Personalized Way

- MyDario Personalized Journeys
- Highly personalized application
- Digital Interventions - right person with the right message at the right time
- Live physical and digital coach support
- DarioEngage Platform – enables other clinical organizations to transform clinical programs to be digital
- Excellent reviews on AppStore


Reminders
Onboarding Team
CRM
What we communicate with these tools:
Personal insights (reports)
Clinical content
Articles
Digital coaching
Food recommendations
Self prediction
Feedback & motivation
SMS
App Messaging
Chat
Support
Email

DarioHealth Corp

Dario Experience – Healthy Choices Throughout the Day

4.3 4.8 NPS 77+ 5 Dario – The Most Loved Product in the Market

Behavior Lifestyle Messages & Interactions Sensors & Environment Clinical & Bio Chemical Consumer Profile Diabetes Profile User Profile Users ▪ Data is leveraged from smart insights for users ▪ Prediction models for user engagement and life time value optimizations Clinical ▪ Optimization of data insights for clinical outcomes and prevention Insurance ▪ Data evidence leveraged for performance based pricing with payers ▪ Pioneering the space Pharma ▪ Data monetization – leverage data and monetize it with pharma companies Dario Platform Collects Over +6 Billion Data Points Annually Dario Intelligence – Leveraging Data and AI Significant Growth Opportunity

Minimizing Healthcare Costs

12-43%	Reduction in diabetes risks*	Yields substantial savings	* Data from 17,156 users, as presented to the ADA
1%-2.3%	Reduction In A1C**	ROI of $165 per user per month	** "Reducing A1C Levels in Individuals with High-Risk Diabetes Using the Mobile Glucose Meter Technology" *ADA2017 114-LB*
	Reduction in Hospital & ER Visits	Lowers costs and reduces medical claims	

Stories of Success

"I feel good about my weekly calls with my specialist. I've been more responsible with her calling me every week. It gives me a better sense of what I need to do."

ADA 2017 reduction of 1-2.3 in A1C
Cost saving calculation$100per one 1 A1C unit
Reduction of 2.3 A1C

Saving $165

$ Per patient per month

* "Reducing A1C Levels in Individuals with High-Risk Diabetes Using the Mobile Glucose Meter Technology" *ADA2017 114-LB*
** "The Cost and Impact of Type 2 Diabetes: Policy Recommendations for a Growing Public Health Epidemic" Paul Keckley, Food Nutr J , Volume 2018; Issue 05

DarioHealth Corp

Highly accurate device with unlimited test strips Device : • All in one device • Unlimited strips • Native mobile Application & Reports : • Real – time data collection • Personalized nutrition & fitness tracking • Automated reminders • “At a glance” statistics & charts facilitates making healthy choices • Educational content • Automated alerts to family members or caregivers in an emergency • Open to share success with friends, family & caregivers • Actionable insights & alerts Digital Interaction with the user for personal support Coach support Coach : • Personalized profile • Coaching via in - app dialog Full Digital Therapeutics Offering Membership Program

▪ Standard Program – Monthly Payment $29.99 (Least Price) ▪ Premium Program – Monthly Payment $59.99 (Least Price) ▪ 1 month, 3 month and 12 month package. ▪ Package Margins: 59% - 79% Recurring Revenue Model : Monthly Membership Programs – DTx – Unit Economic Package Plan (months) Monthly Price (Device included) Contribution/ Margins Monthly Net Standard 3M $33.60 75.45% $25.35 12M $23.60 59.75% $14.10 1M $40.60 79.68% $32.35 Premium 12M $59.99 72.00% $43.19

Device & Disposables 2016 Device & Disposables 2017 PMPM Disposable Full Digital Therapeutics 2018 Performance Base 2019 PMPM DTx PMPM Performance DTx Medical Device and Disposables DTx High Margins ( Saas ) Risk Sharing - Data Evidence Based Membership Evolution of Product Offering: From Disposable Medical Device Business into Digital Therapeutics Membership Model (Per Member Per Month “PMPM”) PMPM One Time Package

Non Paying Paying – Device & Disposables Only Paying for full offering: Device, disposables, Digital Therapeutics. Standard: $20 - $29 Monthly Premium: $59.99 B 2 C - Direct To Consumer (“DTC”) B2B2C Retailers, Payers, Clinics 3 Stage Funnel: Converting Users into Monthly Recurring Membership Model

$19.05 $19.70 $19.59 $19.59 $19.68 $20.29 $21.50 $ 22.93 $23.20 $24.37 $25.40 $24.71 $24.74 Low margins strips distributors Initial US launch – introduction of direct to consumer. Launch of first PMPM membership (non digital) low margins. Transforming the membership model to DTx high margins business. Company Timeline PMPM Actual ARPU 0 1,532 3,579 5,620 7,458 9,724 12,256 16,324 17,212 20,872 23,046 25,738 28,516 935 4,780 6,868 7,102 7,872 8,811 9,392 9,803 8,350 8,386 8,605 8,660 10,563 7,601 7,064 8,191 12,722 8,791 12,517 15,343 12,970 17,508 19,857 19,144 20,248 26,648 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Q1 - 2016 Q2 - 2016 Q3 - 2016 Q4 - 2016 Q1 - 2017 Q2 - 2017 Q3 - 2017 Q4 - 2017 Q1 - 2018 Q2 - 2018 Q3 - 2018 Q4 - 2018 Q1 - 2019 PMPM Device App User Growth: Growth in User Base While Improving ARPU and Margins Through Digital Offering (PMPM = Per member per month)

$126 $157 $221 2017 2018 Current Total Upfront Customer Acquisition Cost Annual ARPU Annual Contribution (Net Churn) Months to ROI (Upfront Cost) 1) Average of current paying users 2) Includes customer acquisition cost, plus upfront device cost, less revenue from device sale 3) Average revenue per user 4) Return on investment 5) Lifetime value of user $223 $153 $166 2017 2018 Current $254 $275 $302 2017 2018 Current 21.3 11.7 9.0 2017 2018 Current Paying Member Model 2017 2018 Current (1) Total Upfront Customer Acquisition Cost (2) $223 $153 $166 Annual ARPU (3) $254 $275 $302 Annual Cost Per Member $74 $62 $33 Annual Contribution Per Member $180 $212 $269 Churn    Annual Contribution Per Member (Net Churn) $126 $157 $221 Profitability Per Member Operating Profit Per Member (Net Upfront Cost) - $97 $4 $55 Ongoing Operating Profit Per Member $126 $157 $221 ROI (4) & LTV (5) Metrics Months to ROI 21.3 11.7 9.0 Total Net LTV (3 Years) $340 $425 $587 Total Net LTV / Upfront Costs 1.5 2.8 3.5 Paying Member Business Model

Retail Payers Employers Distributors Mini - clinics, nurses Partnerships / Distribution Social Media Google Shopping Market Places (Amazon) DTC ▪ Dario continues to grow its user base via its funnel and DTC efforts ▪ Partnerships can quickly and significantly scale user growth and decrease CAC ▪ Dario has several partnerships in place already with distributors, retailers and clinics ▪ Dario is targeting payers, employers and pharma companies to continue to rapidly scale Pharmaceuticals Growth – Sales Channels Designed to Reduce Customer Acquisition Cost (“CAC”) and Scale User Growth

How Partnerships Can Accelerate Growth

1 Retailers $

- Some retailers are expanding into digital health and wellness as a means to attract and retain valuable shoppers (hundreds of thousands with diabetes)
- Retailers appreciate Dario's membership as a way to reduce the numbers of items on the shelf
- Loyalty programs may be connected in the future.
- Negotiating with 2 of the largest retailers

2 Distributors $$

- Distributor partnerships expand Dario's member base
- Distributors get margin on test strips and coaching
- Distributors already provide access to hundreds of payers, may also have relationships with employers and benefits brokers that Dario can leverage.

3 Clinics & Hospitals $$

- Clinics of various sizes appreciate DarioEngage™ to access the data of Dario users and provide them with remote support
- Additional agreements in negotiation with health systems covering more than 100,000 persons with diabetes
- Co-marketing with hospital suppliers accelerates access
- 5 more clinics are pending agreements

4 Payers and Employers $$$

- Dario already reimbursed by many payers; in negotiation for larger programs (one payer managing 60,000 persons with diabetes)
- Employers partner with Dario and offer the Dario Smart Diabetes Management System as part of their employee healthcare plan
- Payers offer the Dario Smart Diabetes Management System to their members as part of their healthcare plan
- Reduction in A1C and hospital visits lowers healthcare costs and increases employee productivity
- 2 major companies selling to employers are pending agreement sign off

DarioHealth Corp

State of the Art Technology Coaching Data Analytics Hardware State of the Art Technology Coaching Data Analytics Hardware State of the Art Technology Coaching Data Analytics Hardware State of the Art Technology Coaching Data Analytics Hardware HYPERTENSION $131B OBESITY $147B PRE - DIABETES $44B (1) DIABETES $237B Platform Technology : Able to Adapt to Other Chronic Conditions 1) American Diabetes Association

$0.0 $2.5 $5.0 $7.5 $10.0 2016 2017 2018 LTM Revenue Deferred Revenue ▪ Membership model drives recurring revenue ▪ Multiple channels enable growth acceleration from B2C and B2B $5.2 $8.1 $2.8 $ in millions ($ in thousands) 2016 2017 2018 LTM Q1 2018 Q1 2019 Revenue $2,803 $5,170 $7,394 $7,880 $1,756 $2,242 Deferred Revenue - - $736 $1,296 - $560 Total Billings $2,803 $5,170 $8,130 $9,176 $1,756 $2,802 Rev Growth % 241% 84% 43% 33% 74% 28% 241% 84% 57% 55% 74% 60% Cash Used For Operations ($8,379) ($10,619) ($11,470) ($12,691) ($2,766) ($3,987) $9.2 Revenue & Billings Growth 1) Last twelve months (“LTM”) as of March 31, 2019 (1) (1) Total Billings Growth %

Current Long - Term at Scale Paying Users ~40K ~250k Revenue (annual run - rate) $8.8M $155M Gross Margin % 25% 75% Operating Income Margin % NA 50% NOTE: These metrics are subject to a number of assumptions, risks, uncertainties and other factors that may cause actual results to differ materially from such goals Long – Term Operating Model High Margin Recurring Revenue Model

Dario Warrant Table # of Warrants Exercise Price Maturity Year 3,803,271 $1.80 2019 12,652,828 $1.25 2021 1,528,333 $4.34 2021 143,333 $5.63 2021 36,250 $3.88 2022 Warrant Total: 18.16M Dario Balance Sheet (as of 3/31/19) Cash & Equivalents $7.0M Total Assets $11.4M Total Debt $0 Capitalization Table (as of 3/31/19) Stock Price (as of 5/14/19) $0.81 Shares Outstanding 38.0M Options 3.2M Warrants 18.2M Fully Diluted Shares Out. 59.4M Basic Market Cap $30.5M Balance Sheet & Capitalization Snapshot

Olivier Jarry | President & CCO Mr. Jarry has managed innovation at the crossroads of technology, healthcare and patient - centricity for three decades on five continents. He has held several executive roles in multinational life science companies including Bayer HealthCare, Bristol - Myers Squibb and Novartis. Erez Raphael | CEO, Board Member Mr. Raphael, Digital Health Entrepreneur, has over 20 years of systems and software development experience in various industries including mobile, life science, medical device, health IT, mHealth and digital health solutions. Dror Bacher | COO Mr. Bacher has more than 17 years of software business experience, including managing positions in product development at both mobile and semi - conductor companies. Yoav Shaked | Chairman Since 2011, Mr. Shaked has served as a partner at Sequoia Capital, a leading global venture capital firm. Mr. Shaked has more than 15 years of experience of founding several medical device companies. Allen Kamer | Board Member Mr. Kamer is a successful entrepreneur and experienced corporate executive in the healthcare and medical informatics space. He has nearly 25 years of experience in converting health information to health intelligence and delivering solutions that improve care delivery. Glen Moller | Board Member Mr. Moller is CEO at BehaveCare , Inc. In his past career, he held the position of President - Health Plans at Concerto Health Services, Inc.; CEO Medicare Division at Centene Corp.; CEO at ArroHealth ; COO for Express Scripts Insurance Co; and CMO for Oxford Health Plans. João Mendes - Roter | VP Marketing With over 20 years of experience, Ms. Mendes - Roter is a marketing executive and online digital expert in growth marketing and direct response. Professor Itamar Raz | Medical Director Mr. Raz is a full professor of Internal Medicine and was the Head of the Diabetes Unit at Hadassah University Hospital 2000 - 2015, Prof. Zvi Ben - David | CFO Mr. Ben - David has 25 years of financial and accounting experience, particularly with medical device companies. Among his previous roles, he served as Corporate VP & CFO of Given Imaging. Michal Hershkovitz | VP Clinical & Regulatory Ms. Hershkovitz has managed global regulatory strategy design and implementation as well as global clinical studies for three decades in the Medical Devices and Pharmaceutical industry. Limor Drezner | VP HR Ms. Drezner is a professional HR & talent acquisition manager, holding vast experience from both corporate and startup companies, and in her previous role, served as Head of HR for Gett IL (As well as Microsoft, HP, and Refael ). Executive Team & Board Members

Commercial Office 142 W 57th Street, 8th Floor New York, NY 10019, USA partnershipgroup@dariohealth.com www.dariohealth.com R&D Center 8 Hatokhen Street North Industrial Park Caesarea 389000 Israel

Appendix 1. - Non-GAAP Financial Measures

We have provided in this presentation financial information that has not been prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with peer companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables below.

Billings (non-GAAP). We define billings as revenue recognized in accordance with GAAP plus the change in deferred revenue from the beginning to the end of the period and adjustment to the deferred revenue balance due to adoption of the new revenue recognition standard less any deferred revenue balances acquired from business combination(s) during the period. We consider billings to be a useful metric for management and investors because billings drive future revenue, which is an important indicator of the health and viability of our business. There are a number of limitations related to the use of billings instead of GAAP revenue. First, billings include amounts that have not yet been recognized as revenue and are impacted by the term of security and support agreements. Second, we may calculate billings in a manner that is different from peer companies that report similar financial measures. Management accounts for these limitations by providing specific information regarding GAAP revenue and evaluating billings together with GAAP revenue.

Reconciliation of Revenue to Billing (Non-GAAP)
U.S. dollars in thousands

	Last Twelve Months (as of 3/31)		Three Months Ended March 31	
	2019	2018	2019	2018
GAAP Revenue	7,880	5,919	2,242	1,756
Add:				
Change in deferred revenue	1,296	-	560	-
Billing (Non-GAAP)	9,176	5,919	2,802	1,756

DarioHealth Corp

Competition – Main Digital Care Delivery Initiatives

Company	Founded	Medical Device	App	Platform / Data	Coaching	Solution
Dario Health	2011	Yes Native Mobile	Yes 100% Data capture	Yes Open Platform	Yes Digital/Physical	Full integrated solution running on native mobile supported by digital therapeutics.
Livongo	2013	Yes Separate Handset	Yes	Yes Closed Platform	Yes Physical	Full solution, service driven. Well Funded. Strong growth. Pre IPO
mySugr	2012	No	Yes	Yes	No	Mainly App, not full integrated solution. Acquired by Roche
Glooko	2011	No	Yes	Yes	No	Platform mainly for clinics capture offline data. Now full independent management but more remote treatment.
WellDoc	2005	No	Yes	No	Yes	Very clinical oriented, not user centric and ore professional centric.
Omada	2011	No	Yes	Yes	Yes	Mainly pre-diabetes.

Dario Health: Real digital therapeutics solution with proven clinical and business model.

DarioHealth Corp

Competitive Analysis – Dario Health / Livongo

Dario is a next generation digital therapeutics platform. We believe that our mobile solution delivers the best user experience and user engagement level in our market. Entirely personalized. Real time (always the right information at the right time). Expanding beyond diabetes, nutrition and exercise. Adaptable to partnerships (e.g. messaging). Global. Clear ROI (costs vs return).



Users carry 2 devices, their cell phone and a dedicated Livongo glucose monitor

App Store 4.0, 47 Ratings
Google Play 98

Plan: $75 Monthly

Livongo	DARIO HEALTH
USA only	3 continents
Meter is a 2nd cell phone	Meter plugged into any smart mobile device.
Expensive HW / Service driven	Cost Effective- SW Driven
Limited app capabilities	All smartphone capabilities: (GPS, Food, pedometer…)
Measurement does not engage user	Real time engagement at each measurement
~50% engagement	80% engagement
NPS +64	NPS +77
-0.7% A1c	1-2.3% A1c
Closed platform	Platform adaptable to partnerships
Rigid proposition	Flexible membership plans



Users carry only 1 device – their own smart phone*

App Store 4.9, 5.1K Ratings
Google Play 1,775

Plans variety : $25 \ $29 \$59
Monthly or Yearly

50% Engagement to second year

Most interaction occurs on the meter > yields little engagement, depending only on the user's self-discipline.

80% Engagement to second year

Continuous communication with the user. Smartphone and pocket sized meter > easier to motivate the users and generate stronger engagement.

DarioHealth Corp